UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2010

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:
001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 942-8400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2010, the Company entered into a letter agreement with Drew A. Moyer (“Mr. Moyer’s Agreement”).  Mr. Moyer’s Agreement amends and restates the employment agreement between the Company and Mr. Moyer dated July 23, 2008 but has no effect on the Interim Service Agreement between the Company and Mr. Moyer dated July 31, 2010. The following is a brief description of the amendments provided in Mr. Moyer’s Agreement that are material to Pulse:

∙           Extends the term of Mr. Moyer’s Agreement to July 23, 2012.

∙           Provides for transitioning of Mr. Moyer’s company car.

∙           Revises the definition of “Disability” to be consistent with that used in Pulse’s equity plans.

∙           Eliminates certain tax gross-up provisions.

On December 8, 2010, the Company also entered into a letter agreement with Michael J. McGrath (“Mr. McGrath’s Agreement”).  Mr. McGrath’s Agreement amends and restates the employment agreement between the Company and Mr. McGrath dated March 7, 2007.  The following is a brief description of the amendments provided in Mr. McGrath’s Agreement that are material to Pulse:

∙           Extends the term of Mr. McGrath’s Agreement to one year after Pulse hires a permanent Chief Executive Officer.

∙           Provides that Mr. McGrath is to be included in any benefit plan in which all other similarly situated executives of Pulse participate.

∙           Provides that upon early termination other than for cause, or due to voluntary termination as a result of a job relocation, Mr. McGrath is entitled to reasonable expenses of outplacement services, for a period not to exceed 12 months.

Copies of Mr. McGrath’s Agreement and Mr. Moyer’s Agreement are attached hereto as Exhibits 10.26 and 10.27 respectively. The foregoing descriptions of the terms thereof are qualified in their entirety by reference to the full text of the agreements incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.26	Letter Agreement, dated December 8, 2010, by and between Pulse Electronics Corporation and Michael J. McGrath.

Exhibit 10.27	Letter Agreement, dated December 8, 2010, by and between Pulse Electronics Corporation and Drew A. Moyer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Electronics Corporation

Date: December 14, 2010	By:	/s/ Drew A. Moyer
Drew A. Moyer
Interim Chief Executive Officer
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.26	Letter Agreement, dated December 8, 2010, by and between Pulse Electronics Corporation and Michael J. McGrath.

10.27	Letter Agreement, dated December 8, 2010, by and between Pulse Electronics Corporation and Drew A. Moyer.